INTANGIBLE ASSETS (Tables)	12 Months Ended
Sep. 30, 2024
INTANGIBLE ASSETS
Schedule of intangible assets

	As of September 30,
	2024	2023
Land use rights, cost	$567,337	$545,689
Software, cost	1,305,535	14,417,696
Patent, cost	1,411,189	1,357,341
Other intangible assets, cost	1,140	1,097
Less: impairment charge	—	(13,117,788)
Less: accumulated amortization	(2,002,262)	(1,766,651)
Intangible assets, net	$1,282,939	$1,437,384